Hartford Life Insurance Company Separate Account Three:

333-119414	The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
333-119419	Director M Access
333-119415	The Director M Edge
333-119422	The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
333-119417	The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

Hartford Life and Annuity Company Separate Account Three:

333-119418	The Director M
Wells Fargo Director M
333-119423	Director M Access
333-119420	The Director M Edge
333-119416	The Director M Plus
333-119421	The Director M Outlook
Wells Fargo Director M Outlook

Supplement Dated July 26, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

The expense information for the AllianceBernstein VPS Balanced Wealth Strategy Portfolio, Fidelity VIP Value Strategies Portfolio, Lord Abbett Bond Debenture Portfolio, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT The George Putnam Fund of Boston and Van Kampen UIF U.S. Mid Cap Value Portfolio in Appendix A – Section V. Annual Fund Operating Expenses is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
AllianceBernstein VPS Balanced Wealth Strategy Portfolio - Class B*	0.55%	0.25%	0.51%	N/A	1.31%	0.31%	1.00	%(1)
Fidelity VIP Value Strategies Portfolio – Service Class 2*	0.57%	0.25%	0.16%	N/A	0.98%	N/A	0.98	%(3)
Lord Abbett Bond-Debenture Portfolio - Class VC	0.50%	N/A	0.45%	N/A	0.95%	0.05%	0.90	%(6)
Van Kampen - UIF U.S. Mid Cap Value Portfolio - Class II*	0.72%	0.35%	0.30%	N/A	1.37%	N/A	1.37	%(14)

Footnotes (1), (6) and (14) remain as stated in the Prospectus.  Footnote (3) is deleted and replaced with the following:

(3)

A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. Including these reductions, the total class operating expenses would have been 0.97% These offsets may be discontinued at any time.

This supplement should be retained with the prospectus for future reference.

HV-6146